Exhibit 99.1

HCC PROVIDES ADDITIONAL SCHEDULES FOR
REPORTING SEGMENTS
HOUSTON (November 10, 2010) . . .
HCC Insurance Holdings, Inc. (NYSE: HCC) announced today that in connection with its recently announced reporting segment changes, the Company has made available additional financial schedules that provide quarterly segment data for the years 2009 and 2010.
These schedules are accessible on the Company’s website at http://www.hcc.com, as well as directly in the Investor Relations section of HCC’s website at http://ir.hcc.com.
(Note: If clicking on the above links does not open in a new web page, please cut and paste the above URLs into your browser’s address bar.)
Headquartered in Houston, Texas, HCC Insurance Holdings, Inc. is a leading international specialty insurance group with offices across the United States and in the United Kingdom, Spain and Ireland. As of September 30, 2010, HCC had assets of $9.3 billion and shareholders’ equity of $3.3 billion. HCC’s major domestic and international insurance companies have a financial strength rating of “AA (Very Strong)” from Standard & Poor’s Corporation. HCC’s major domestic insurance companies have a financial strength rating of “AA (Very Strong)” from Fitch Ratings, “A1 (Good Security)” from Moody’s Investors Service, Inc., and “A+ (Superior)” by A.M. Best Company, Inc.
For more information about HCC, please visit http://www.hcc.com.

Contact:	Jonathan Lee, HCC Director of Investor Relations Telephone: (713) 996-1156
Forward-looking statements contained in this press release are made under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. The types of risks and uncertainties which may affect the Company are set forth in its periodic reports filed with the Securities and Exchange Commission.
*      *       *      *      *

HCC Insurance Holdings, Inc. and Subsidiaries
Gross Written Premium
(Unaudited, in thousands)

	2010
	First Quarter	Second Quarter	Third Quarter	Nine Months
U.S. Property & Casualty
Aviation	$37,521	$39,387	$44,692	$121,600
E&O	23,591	20,707	19,018	63,316
Public Risk	16,712	17,979	15,706	50,397
Other	59,798	53,434	66,594	179,826

	137,622	131,507	146,010	415,139

Professional Liability
U.S. D&O	62,212	106,277	98,813	267,302
International D&O	20,853	28,519	20,554	69,926
Other	24,660	26,995	25,553	77,208

	107,725	161,791	144,920	414,436

Accident & Health
Medical Stop-loss	161,766	161,792	164,698	488,256
Other	22,412	27,438	29,679	79,529

	184,178	189,230	194,377	567,785

U.S. Surety & Credit
Surety	40,946	47,754	43,437	132,137
Credit	13,075	15,395	12,535	41,005

	54,021	63,149	55,972	173,142

International
Energy	16,582	63,740	16,731	97,053
Property Treaty	37,630	17,465	16,309	71,404
Liability	27,947	21,090	19,464	68,501
Surety & Credit	21,305	18,940	16,774	57,019
Other	33,878	24,201	29,919	87,998

	137,342	145,436	99,197	381,975

Exited Lines	1,608	465	180	2,253

Totals	$622,496	$691,578	$640,656	$1,954,730

HCC Insurance Holdings, Inc. and Subsidiaries
Gross Written Premium
(Unaudited, in thousands)

	2009
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Twelve Months
U.S. Property & Casualty
Aviation	$41,952	$41,799	$50,162	$42,160	$176,073
E&O	28,862	28,496	26,760	25,045	109,163
Public Risk	19,935	15,942	16,194	14,105	66,176
Other	76,663	62,198	66,382	46,753	251,996

	167,412	148,435	159,498	128,063	603,408

Professional Liability
U.S. D&O	74,008	111,894	103,324	136,801	426,027
International D&O	19,011	25,192	23,409	30,365	97,977
Other	25,843	28,431	24,709	36,482	115,465

	118,862	165,517	151,442	203,648	639,469

Accident & Health
Medical Stop-loss	159,486	156,358	157,429	160,300	633,573
Other	24,839	24,819	27,994	33,810	111,462

	184,325	181,177	185,423	194,110	745,035

U.S. Surety & Credit
Surety	32,278	40,474	41,916	44,619	159,287
Credit	11,856	11,731	10,189	10,459	44,235

	44,134	52,205	52,105	55,078	203,522

International
Energy	14,814	62,818	14,645	6,658	98,935
Property Treaty	—	—	—	284	284
Liability	22,266	23,405	20,795	20,676	87,142
Surety & Credit	18,562	21,013	15,574	20,626	75,775
Other	23,870	18,284	13,878	19,394	75,426

	79,512	125,520	64,892	67,638	337,562

Exited Lines	8,142	8,463	7,022	7,168	30,795

Totals	$602,387	$681,317	$620,382	$655,705	$2,559,791

HCC Insurance Holdings, Inc. and Subsidiaries
Net Written Premium
(Unaudited, in thousands)

	2010
	First Quarter	Second Quarter	Third Quarter	Nine Months
U.S. Property & Casualty
Aviation	$26,021	$27,729	$30,347	$84,097
E&O	23,530	20,707	19,019	63,256
Public Risk	9,205	14,445	12,985	36,635
Other	21,490	20,340	21,899	63,729

	80,246	83,221	84,250	247,717

Professional Liability
U.S. D&O	46,360	78,646	73,037	198,043
International D&O	8,493	11,321	8,260	28,074
Other	16,021	17,984	17,834	51,839

	70,874	107,951	99,131	277,956

Accident & Health
Medical Stop-loss	161,766	161,792	164,698	488,256
Other	22,317	27,344	29,603	79,264

	184,083	189,136	194,301	567,520

U.S. Surety & Credit
Surety	39,385	45,925	42,038	127,348
Credit	8,034	14,215	10,029	32,278

	47,419	60,140	52,067	159,626

International
Energy	9,842	37,623	4,251	51,716
Property Treaty	35,257	13,789	12,948	61,994
Liability	26,177	19,570	17,663	63,410
Surety & Credit	19,636	17,037	14,605	51,278
Other	24,116	18,072	15,177	57,365

	115,028	106,091	64,644	285,763

Exited Lines	601	263	45	909

Totals	$498,251	$546,802	$494,438	$1,539,491

HCC Insurance Holdings, Inc. and Subsidiaries
Net Written Premium
(Unaudited, in thousands)

	2009
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Twelve Months
U.S. Property & Casualty
Aviation	$30,611	$30,265	$34,779	$28,681	$124,336
E&O	28,800	28,496	26,759	24,971	109,026
Public Risk	15,116	12,735	11,796	8,877	48,524
Other	33,863	22,828	23,887	20,343	100,921

	108,390	94,324	97,221	82,872	382,807

Professional Liability
U.S. D&O	55,579	84,257	79,541	97,091	316,468
International D&O	10,626	14,075	12,486	16,765	53,952
Other	17,943	19,756	15,700	23,261	76,660

	84,148	118,088	107,727	137,117	447,080

Accident & Health
Medical Stop-loss	159,484	156,358	157,429	160,300	633,571
Other	24,712	24,725	27,855	33,691	110,983

	184,196	181,083	185,284	193,991	744,554

U.S. Surety & Credit
Surety	31,284	39,192	40,026	42,977	153,479
Credit	11,118	10,200	7,895	6,516	35,729

	42,402	49,392	47,921	49,493	189,208

International
Energy	6,178	41,539	2,551	(833)	49,435
Property Treaty	—	—	—	284	284
Liability	20,312	19,726	19,603	18,831	78,472
Surety & Credit	17,010	18,125	14,818	18,934	68,887
Other	20,774	13,110	11,304	10,794	55,982

	64,274	92,500	48,276	48,010	253,060

Exited Lines	7,840	7,965	6,858	6,917	29,580

Totals	$491,250	$543,352	$493,287	$518,400	$2,046,289

HCC Insurance Holdings, Inc. and Subsidiaries
Net Earned Premium
(Unaudited, in thousands)

	2010
	First Quarter	Second Quarter	Third Quarter	Nine Months
U.S. Property & Casualty
Aviation	$28,943	$29,355	$28,950	$87,248
E&O	26,232	24,834	23,013	74,079
Public Risk	11,490	11,436	11,600	34,526
Other	22,265	19,070	21,239	62,574

	88,930	84,695	84,802	258,427

Professional Liability
U.S. D&O	78,134	77,065	73,835	229,034
International D&O	13,440	12,334	10,975	36,749
Other	18,578	18,602	18,886	56,066

	110,152	108,001	103,696	321,849

Accident & Health
Medical Stop-loss	161,766	161,792	164,698	488,256
Other	25,018	25,911	28,554	79,483

	186,784	187,703	193,252	567,739

U.S. Surety & Credit
Surety	40,017	39,531	39,777	119,325
Credit	6,732	12,340	10,030	29,102

	46,749	51,871	49,807	148,427

International
Energy	16,187	10,602	12,777	39,566
Property Treaty	6,754	8,855	16,924	32,533
Liability	20,772	19,777	19,929	60,478
Surety & Credit	18,189	17,695	17,916	53,800
Other	14,265	16,836	16,993	48,094

	76,167	73,765	84,539	234,471

Exited Lines	805	350	70	1,225

Totals	$509,587	$506,385	$516,166	$1,532,138

HCC Insurance Holdings, Inc. and Subsidiaries
Net Earned Premium
(Unaudited, in thousands)

	2009
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Twelve Months
U.S. Property & Casualty
Aviation	$32,814	$32,647	$33,053	$31,112	$129,626
E&O	30,744	30,120	29,604	28,366	118,834
Public Risk	8,620	9,188	11,045	11,133	39,986
Other	28,298	22,311	20,751	19,633	90,993

	100,476	94,266	94,453	90,244	379,439

Professional Liability
U.S. D&O	68,566	75,109	81,737	81,209	306,621
International D&O	12,730	13,060	19,009	14,283	59,082
Other	19,238	20,524	20,641	18,428	78,831

	100,534	108,693	121,387	113,920	444,534

Accident & Health
Medical Stop-loss	159,483	156,359	157,429	160,301	633,572
Other	26,133	26,055	28,508	27,271	107,967

	185,616	182,414	185,937	187,572	741,539

U.S. Surety & Credit
Surety	34,595	35,802	37,598	39,808	147,803
Credit	9,897	9,433	8,111	7,383	34,824

	44,492	45,235	45,709	47,191	182,627

International
Energy	9,235	13,187	12,546	14,131	49,099
Property Treaty	—	—	—	51	51
Liability	20,528	20,148	20,687	20,774	82,137
Surety & Credit	16,409	16,242	17,778	17,733	68,162
Other	14,973	13,005	14,410	14,285	56,673

	61,145	62,582	65,421	66,974	256,122

Exited Lines	10,125	8,788	7,152	6,909	32,974

Totals	$502,388	$501,978	$520,059	$512,810	$2,037,235

HCC Insurance Holdings, Inc. and Subsidiaries
Net Loss Ratios
(Unaudited, in thousands)

	2010
	First Quarter	Second Quarter	Third Quarter	Nine Months
U.S. Property & Casualty
Aviation	56.6%	61.9%	69.7%	62.7%
E&O	63.0	62.7	133.8	84.9
Public Risk	70.0	69.2	37.3	58.8
Other	48.8	49.0	31.1	42.8

	58.3	60.2	73.0	63.7

Professional Liability
U.S. D&O	62.3	60.4	60.3	61.0
International D&O	58.6	62.6	60.3	60.5
Other	59.4	59.5	63.9	60.9

	61.4	60.5	61.0	60.9

Accident & Health
Medical Stop-loss	73.9	74.0	74.1	74.0
Other	74.8	60.2	59.1	64.4

	74.0	72.1	71.9	72.6

U.S. Surety & Credit
Surety	25.1	25.5	15.9	22.2
Credit	34.8	43.9	39.4	40.3

	26.5	29.9	20.7	25.7

International
Energy	77.1	(27.0)	3.3	25.4
Property Treaty	177.0	47.5	(5.2)	47.0
Liability	55.8	54.4	55.9	55.4
Surety & Credit	44.0	32.7	37.5	38.1
Other	81.1	64.7	34.3	58.8

	73.0	39.0	27.5	45.9

Consolidated loss ratio	64.1	59.0	57.6	60.2

Consolidated expense ratio	25.6	25.2	24.5	25.1

Consolidated combined ratio	89.7%	84.2%	82.1%	85.3%

HCC Insurance Holdings, Inc. and Subsidiaries
Net Loss Ratios
(Unaudited, in thousands)

	2009
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Twelve Months
U.S. Property & Casualty
Aviation	61.3%	52.7%	66.7%	44.9%	56.6%
E&O	58.0	63.0	68.6	56.3	61.5
Public Risk	68.8	64.2	60.4	72.1	66.3
Other	46.2	55.4	18.9	(5.1)	31.2

	56.7	57.7	56.1	41.0	53.1

Professional Liability
U.S. D&O	60.8	63.5	63.8	60.6	62.2
International D&O	58.4	59.0	36.6	65.9	53.3
Other	66.7	56.7	71.0	82.6	68.9

	61.6	61.7	60.8	64.8	62.2

Accident & Health
Medical Stop-loss	72.6	74.4	74.2	65.5	71.7
Other	84.1	64.7	66.3	106.8	80.5

	74.3	73.0	73.0	71.5	72.9

U.S. Surety & Credit
Surety	22.4	22.9	20.6	25.2	22.8
Credit	58.5	63.5	53.6	64.0	59.9

	30.5	31.4	26.5	31.3	29.9

International
Energy	29.7	(8.3)	36.9	44.9	25.7
Property Treaty	—	—	—	nm	nm
Liability	51.2	11.3	14.0	26.0	25.7
Surety & Credit	53.0	57.7	48.6	44.9	50.9
Other	51.6	42.5	48.5	41.2	46.1

	48.5	25.7	35.4	38.3	36.9

Consolidated loss ratio	62.8	58.3	58.4	59.2	59.7

Consolidated expense ratio	23.8	24.1	22.9	25.9	24.2

Consolidated combined ratio	86.6%	82.4%	81.3%	85.1%	83.9%

nm - Not meaningful comparison